                                                                 Exhibit 23.4



                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-57242, 33-89772, 33-99766, 33-93790, 33-80265
and 333-02256) and Form S-3 (No. 333-3022) of Boston Scientific Corporation, of our report dated January 25, 1995 appearing on Exhibit 13.5 of this Form 10-K.


PRICE WATERHOUSE LLP
Seattle, Washington
March 26, 1997